UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2025 (March 12, 2025)

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

Inflection Point Acquisition Corp. II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2025, in connection with the completion of the previously disclosed business combination, USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II, the “Company”) entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”), by and among the Company, USA Rare Earth, LLC and William Robert Steele Jr., whereby the Company assumed the Employment Agreement, by and between USA Rare Earth, LLC (“USARE”) and Mr. Steele, pursuant to which USARE agreed to employ Mr. Steele as Chief Financial Officer (the “Employment Agreement”). Pursuant to the Assignment and Assumption Agreement, Mr. Steele will be employed as the Chief Financial Officer of the Company. The Employment Agreement will be effective, and Mr. Steele’s service with the Company will commence, as of March 24, 2025. Mr. Steele will be the Company’s principal financial officer and principal accounting officer.

Mr. Steele, 59, has served as the Global Chief Financial Officer of Mujin Corp., a physical AI industrial robotics software platform, since October 2024, and he will cease serving in such position prior to the commencement of his service with the Company. Prior to his role at Mujin Corp., Mr. Steele spent six years at Bank of America Securities as a Managing Director from 2018 to October 2024. He also previously served as Managing Director at Stifel from 2005 to 2018, Director and Managing Director at SC Cowen Securities Corporation from 2000 to 2005, and Principal at Banc of America Securities, Inc. from 1993 to 1996. Mr. Steele received his bachelor’s degree from University of California, Santa Barbara and a Master of Business Administration from the Anderson School at UCLA.

Pursuant to the Employment Agreement, Mr. Steele will receive an annual base salary of $400,000 and will be eligible for an annual cash bonus based on the achievement of certain performance targets, with a target bonus opportunity equal to sixty percent of his annual base salary. Mr. Steele will also be eligible to receive equity awards under the Company’s omnibus incentive plan (the “Omnibus Incentive Plan”), and in connection with the commencement of his employment, he will be granted an equity award under the Omnibus Incentive Plan equal to no less than $2,000,000 (“Initial Equity Award”). Mr. Steele will be eligible to participate in all employee benefit programs that are generally provided to all senior executives and employees, subject to the terms and conditions of such plans, as in effect from time to time, as well as reimbursement of business expenses in accordance with the policies and procedures of the Company. The Employment Agreement also contains certain restrictive covenants, including restrictions regarding confidentiality, non-solicitation and non-disparagement.

If on or before December 31, 2026, Mr. Steele is terminated by the Company without Cause (as defined in the Employment Agreement) or Mr. Steele resigns for Good Reason (as defined in the Employment Agreement), Mr. Steele will be entitled to the following payments and benefits, subject to his execution of an effective release of claims and continued compliance with certain restrictive covenants: (i) an amount equal to his monthly base salary rate in effect on the date of termination, paid monthly for a period of six months, (ii) any annual bonus for the calendar year preceding the termination date to the extent earned but unpaid, (iii) accelerated vesting of the next tranche of his Initial Equity Award, and (iv) subject to his timely election and remaining eligible for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement the monthly premium for continuation coverage (at the coverage levels in effect immediately prior to the termination date) until the earlier of (x) the end of the six-month period following termination and (y) the date Mr. Steele becomes eligible for health benefits through any arrangement sponsored by, or paid for by, a subsequent employer. Mr. Steele will be eligible to participate in a change of control severance plan to be established by the Company following the date of his Employment Agreement; provided, that Mr. Steele will be entitled to the higher severance rights, payments and compensatory benefits provided under the change of control severance plan and his Employment Agreement, but not severance rights, payments and compensatory benefits under both the change of control severance plan and his Employment Agreement.

Mr. Steele does not have a family relationship with any of the officers or directors of the Company. There were no understandings or arrangements between Mr. Steele and any other person pursuant to which he was selected as an officer of the Company. There are no related party transactions reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Upon Mr. Steele’s commencement of service, Christopher Boling, will remain the Controller of the Company but will cease to serve as the Company’s principal financial officer and principal accounting officer.

The foregoing description of the Assignment and Assumption Agreement and the Employment Agreement in this Item 5.02 is qualified in their entirety by reference to the full text of the Assignment and Assumption Agreement and the Employment Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1	Assignment and Assumption of Employment Agreement, dated as of March 12, 2025, by and between USA Rare Earth, Inc. (f/k/a Inflection Point Acquisition Corp. II) and USA Rare Earth, LLC.

10.2+	Employment Agreement, effective as of March 24, 2025, between the Company and William Robert Steele Jr.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Indicates management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Rare Earth, Inc.

/s/ David Kronenfeld
Name: David Kronenfeld
Title: Chief Legal Officer

Date: March 17, 2025

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